SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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PW Eagle, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PW EAGLE, INC.

1550 Valley River Dr.

Eugene, Oregon 97401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 26, 2004

TO THE SHAREHOLDERS OF PW EAGLE, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of PW Eagle, Inc. will be held on Tuesday, October 26, 2004, at the Valley River Inn, Eugene, Oregon. The meeting will convene at 9:00 a.m., Pacific Daylight time, for the following purposes:

1.	To set the number of directors at five.

2.	To elect two Class II directors to serve until the 2007 Annual Meeting of Shareholders.

3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on October 6, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

Jerry A. Dukes,
President

Eugene, Oregon

October 8, 2004

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

PW EAGLE, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 26, 2004

INTRODUCTION

This Proxy Statement is furnished to the shareholders of PW Eagle, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on October 26, 2004, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company’s Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Any proxy may be revoked at any time before it is voted by written notice to the Secretary or any other officer of the Company, or by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a “non-vote” proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

The Company expects mailing of this Proxy Statement to shareholders of the Company will commence on or about October 8, 2004. The Company’s corporate offices are located at 1550 Valley River Dr., Eugene, Oregon 97401, and its telephone number is (541) 343-0200.

OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed October 6, 2004, as the record date for determining shareholders entitled to vote at the meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on October 6, 2004, there were 7,539,591 shares of the Company’s Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote at the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table provides information as of October 6, 2004, concerning the beneficial ownership of the Company’s voting securities by persons who are known to own five percent or more of a class of voting stock of the Company, by each executive officer named in the Summary Compensation Table, by each director and nominee, and by all directors and executive officers (including the named individuals) of the Company as a group. Unless otherwise noted, the person listed as the beneficial owner of the shares has sole voting and investment power over the shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class (1)
J.P. Morgan Partners, L.L.C. 1221 Avenue of the Americas New York, NY 10020	1,585,760	(2)	17.4%
William H. Spell 222 S. Ninth Street Minneapolis, MN 55402	935,796	(3)(4)(5)	12.2%
David L. Babson & Company, Inc. 1295 State Street Springfield, MA 01111	704,782	(2)	8.5%
Harry W. Spell 222 S. Ninth Street Minneapolis, MN 55402	527,128	(4)(5)(6)	6.9%
Richard W. Perkins 730 East Lake Street Wayzata, MN 55391	292,642	(5)(7)	3.9%
Bruce A. Richard 2458 Farrington Circle Roseville, MN 55113	268,822	(5)(8)	3.5%
John R. Cobb 1550 Valley River Drive Eugene, OR 97401	153,200	(9)	2.0%
N. Michael Stickel 1550 Valley River Drive Eugene, OR 97401	119,613	(10)	1.6%
Larry I. Fleming 1550 Valley River Drive Eugene, OR 97401	57,500		*
Roger R. Robb 1550 Valley River Drive Eugene, OR 97401	28,762		*
Denver Kaufman 2960 Tonkaha Drive Wayzata, MN 55391	13,000	(11)	*
All Directors, Nominees and Officers as a Group (14 persons)	2,894,038	(12)	35.4%

*	Less than 1%
(1)	Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of October 6, 2004 or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.
(2)	Such shares are not outstanding but may be purchased upon exercise of currently exercisable warrants to purchase Common Stock.
(3)	Includes 139,000 shares which may be purchased upon exercise of currently exercisable options, 21,429 shares held by Mr. W. Spell’s wife, and 8,000 shares held in trusts for minor children.
(4)	Includes 92,500 shares held by the Spell Family Foundation. Messrs. H. Spell and W. Spell share voting and dispositive power over such shares.

(5)	Messrs. W. Spell, H. Spell, R. Perkins and B. Richard have individually acquired securities of the Company from the Company and in open market transactions and each of them individually anticipates that he will acquire additional securities of the Company in the future. Such persons have entered into an agreement which requires that a majority of them approve any sale of securities of the Company by any of them. This agreement is designed to keep all of such persons interested and focused on the long-term success of the Company and recognizes that each of such persons contributes specific expertise to the Company through their positions as directors and/or officers. The agreement does not require that such persons vote their shares in any specific manner or act in concert in connection with any purchase or sale of securities of the Company.
(6)	Includes 2,100 shares which may be purchased upon exercise of currently exercisable options and 3,571 shares held by Mr. H. Spell’s wife.
(7)	Includes 1,200 shares which may be purchased upon exercise of currently exercisable options, 6,429 shares held by a Profit Sharing Trust for Mr. Perkins’ benefit, 5,000 shares held by the Perkins Foundation, and 106,500 shares held by clients of Perkins Capital Management, Inc., as to which Mr. Perkins has sole investment power.
(8)	Includes 96,100 shares which may be purchased upon exercise of currently exercisable options.
(9)	Includes 69,700 shares which may be purchased upon exercise of currently exercisable options.
(10)	Includes 69,600 shares which may be purchased upon exercise of currently exercisable options.
(11)	Includes 9,000 shares which may be purchased upon exercise of currently exercisable options and 4,000 shares held by Mr. Kaufman’s wife.
(12)	Includes 525,400 shares which may be purchased upon exercise of currently exercisable options.

SET NUMBER OF DIRECTORS

(Proposal No. 1)

General Information

The Bylaws of the Company provide that the number of directors shall not be less than three nor more than twelve, as determined by the shareholders. The independent members of the Board of Directors recommended to the Board of Directors that the number of directors be set at five. Each Proxy will be voted for or against such number, or not voted at all, as directed in the Proxy.

Vote Required; Recommendation

The adoption of the resolution to set the number of directors requires the affirmative vote of the greater of (1) a majority of the voting power of shares represented in person or by proxy at the Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Meeting. The Board of Directors recommends that the shareholders vote in favor of this Proposal No. 1.

ELECTION OF DIRECTORS

(Proposal No. 2)

General Information

The Board of Directors consists of three classes of Directors: Class I directors who hold office until the 2005 Annual Shareholders Meeting, Class II directors who hold office until the 2004 Annual Shareholders Meeting and Class III directors who hold office until the 2006 Annual Shareholders Meeting or, in all cases, until their successors are elected and qualified. Bruce A. Richard and William H. Spell are the current Class II directors whose terms expire as of this Annual Meeting. Messrs. Richard and W. Spell have been recommended by the Governance/Nominating Committee and approved by the Board of Directors for election as Class II directors and have consented to being named as nominees. It is intended that solicited proxies will be voted for such nominees. The Company believes that Messrs. Richard and W. Spell will be able to serve; but in the event Messrs. Richard and W. Spell are unable to serve as directors, the persons named as proxies have advised that they will vote for the election of such substitute nominees as the Governance/Nominating Committee may propose or, in the absence of such proposal, for such fewer directors as results from the inability of Messrs. Richard and W. Spell to serve.

The Board currently consists of five directors, including the nominees listed below:

Class I Directors whose terms of office will continue until the 2005 Annual Meeting of Shareholders:

Denver Kaufman (1)(2)(3)

Richard W. Perkins (1)(2)(3)

Class II Nominees whose terms of office will continue until the 2004 Annual Meeting of Shareholders:

Bruce A. Richard (1)(2)(3)(4)

William H. Spell (4)

Class III Directors whose term of office will continue until the 2006 Annual Meeting of Shareholders:

Harry W. Spell (4)

(1)	Member of Compensation Committee
(2)	Member of Audit Committee
(3)	Member of Governance/Nominating Committee
(4)	Member of Executive Committee

The following is information concerning the principal occupations for at least the past five years of the nominees and those directors whose terms will continue beyond the Annual Meeting:

Harry W. Spell, age 81, has served as a director of the Company, has been Chairman of the Board from January 1992 until January 2004, and serves as Co-Chairman since January 2004. He also served as Chief Executive Officer of the Company from January 1992 to January 1997. In addition, Mr. H. Spell is the Chairman of Spell Capital Partners, LLC, a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. H. Spell has been involved in private equity investing since 1988. He was employed by Xcel Energy, a Fortune 500 company, until August 1988, where he served as Senior Vice President of Finance and Chief Financial Officer. Mr. H. Spell currently serves as a director of Appliance Recycling Centers of America, Inc., as well as several private organizations. Mr. H. Spell is the father of William H. Spell.

William H. Spell, age 47, has served as a director of the Company since January 1992 and Chief Executive Officer from January 1997 to January 2004, and served as the Company’s President from January 1992 to January 1997. Effective January 2, 2004, he resigned all operating positions and is currently Co-Chairman of the Board. In addition, Mr. W. Spell is the President of Spell Capital Partners, LLC, a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. W. Spell has been involved in private equity investing since 1988. From 1981 through 1988, Mr. W. Spell was Vice President and Director of Corporate Finance at a regional investment banking firm located in Minneapolis, Minnesota. Mr. W. Spell is the son of Harry W. Spell. Mr. W. Spell has a BS and an MBA degree from the University of Minnesota.

Bruce A. Richard, age 74, has been a director of the Company since March 1992 and Vice Chairman since February 1996. In addition, Mr. Richard is affiliated with Spell Capital Partners, LLC, a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. Richard has been involved in private equity investing since 1988. He retired as President and Chief Operating Officer of Xcel Energy, a Fortune 500 company, in July of 1986. He is a former member of the Board of Regents of St. John’s University, and serves as a director of several private companies and is actively involved in other philanthropic organizations.

Denver Kaufman, age 74, has been a director of the company since April 2002. Since January 1998, Mr. Kaufman has been President of Partners for Assistance in Living, LLC, an organization providing housing for the elderly. From 1991 to 1997, he was President of Housing Alternatives Development Corporation, a nonprofit corporation engaged in providing housing for the frail and elderly, low and moderate income families and handicapped. From 1961 to 1990, he was in the private practice of law with the law firm of Popham, Haik, Schnobrich & Kaufman, Ltd. and was of counsel to such firm from 1990 to 1992.

Richard W. Perkins, age 73, has been a director of the Company since January 1992. Mr. Perkins has been President of Perkins Capital Management, Inc., a registered investment adviser, since 1984 and has had over 45 years experience in the investment business. Prior to establishing Perkins Capital Management, Inc., Mr. Perkins was a Senior Vice President at Piper Jaffray Inc. where he was involved in corporate finance and venture capital activities, as well as rendering investment advice to domestic and international investment managers. Mr. Perkins is also affiliated with Spell Capital Partners, LLC, a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. Perkins is a director of various public companies, including: Synovis Life Technologies, Inc., Lifecore Biomedical, Inc., CNS, Inc., Nortech Systems, Inc., Vital Images, Inc., Teledigital, Inc. and Two Way TV (US), Inc.

Vote Required; Recommendation

The election of such Class II nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at which a quorum is present. The Board recommends that shareholders vote “For” the nominees for Class II directors named above.

CORPORATE GOVERNANCE

The Company’s business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and the Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of the Company’s business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The corporate governance practices that the Company follows are summarized below.

Director Independence

The Board of Directors has determined that Messrs. Perkins, Richard, and Kaufman, constituting a majority of the Board of Directors, are independent directors in accordance with Nasdaq rules since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. William Spell is precluded from being considered independent because he served as Chief Executive Officer and President of the Company within the past three years. Harry Spell is also precluded from being considered independent because William Spell is a family member who was an executive director during the past three years.

Code of Ethics

The Company has adopted the PW Eagle Code of Ethics for Financial Executives (the “Code of Ethics”) that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The Company has also adopted a Code of Ethics and

Business Conduct that applies to the Company’s officers, directors and employees (“Code of Conduct”). The Code of Ethics and Code of Conduct are available at no charge to any stockholder who sends a written request for a paper copy to: Investor Relations Manager, PW Eagle, Inc., 1550 Valley River Drive, Eugene, Oregon 97401. If any substantive amendments are made to the Code of Ethics or Code of Conduct or any waiver granted, including any implicit waiver from a provision of the Code of Ethics or Code of Conduct to the principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the Code of Ethics or Code of Conduct enumerated in Item 406(b) of Regulation S-K, the Company will disclose the nature of such amendments or waiver on the Company’s website or in a report on Form 8-K.

Shareholder Communications with Board

Shareholders may communicate directly with the Board of Directors. All communications should be in writing and directed to the Investor Relations Manager at the Company’s address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

PW Eagle, Inc.

ATTN: Investor Relations Manager

1550 Valley River Dr.

Eugene, OR 97401

Shareholders who wish to present a proposal at an annual meeting of shareholders must provide a written notice to the Company’s Corporate Investor Relations Manager at the address above. For each proposal, the notice must include a brief description of the matter to be brought before the meeting, the reasons to bring the matter before the meeting and the shareholder’s name, address, the number of shares such shareholder owns and any material interest the shareholder may have in the proposal. The Corporate Investor Relations Manager will forward the proposals and recommendations to the Board of Directors.

Director Attendance at Annual Meeting

Directors’ attendance at Annual Meetings can provide shareholders with an opportunity to communicate with directors about issues affecting the Company. The Company does not have a specific policy on director attendance at annual meetings, but all directors are encouraged to attend the Annual Meetings of Shareholders. Four directors attended the 2003 Annual Meeting of Shareholders.

Committees and Meetings of the Board of Directors

The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Directors or committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 2003, the Board of Directors held seven formal meetings. Each director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member. The Company has three standing committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Governance/Nominating Committee, which are further described below.

Audit Committee

The Company has an Audit Committee whose members are Messrs. Richard (Chairman), Kaufman and Perkins, which met six times during fiscal 2003. This committee reviews, in consultation with the independent auditors, the Company’s financial statements, accounting and other policies, accounting systems and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is responsible for the engagement of the Company’s independent auditors and reviews other matters relating to the relationship of the Company with its auditors. Each member of the Company’s Audit Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with SEC and Nasdaq rules.

Audit Committee Financial Expert

The Board of Directors has named Bruce Richard as the “audit committee financial expert” as defined by Item 401(h)(2) of Regulation S-K under the Securities Act of 1933. The Company acknowledges that the designation of Mr. Richard as the audit committee financial expert does not impose on Mr. Richard any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Richard as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Compensation Committee

The Company has a Compensation Committee whose members are considered to be independent and consist of Messrs. Perkins (Chairman), Richard and Kaufman. Mr. Kaufman recently replaced Mr. H. Spell who is not considered to be independent. The Compensation Committee is charged with determining the compensation to be paid to executive officers of the Company, including stock options, and determines other compensation issues if requested by the Board of Directors. The Compensation Committee did not meet during fiscal 2003.

Executive Committee

The Company has an Executive Committee whose members consist of Messrs. Richard, W. Spell and H. Spell. The Executive Committee did not meet during fiscal 2003.

Governance/Nominating Committee

The Company established a Governance/Nominating Committee in 2004, which consists of Messrs. Perkins, Richard (Chairman) and Kaufman. The Governance/Nominating Committee is charged with the governance of the Company, and reviewing and recommending candidates for the Board of Directors. The newly adopted Charter of the Governance/Nominating Committee is attached hereto as Appendix A. The Governance/Nominating Committee met once in 2004. Each member of the Company’s Governance/Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with SEC and Nasdaq rules.

Nominating Policy

Board Membership Criteria

The Governance/Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms engaged by the Company and other sources. In evaluating director nominees, the Governance/Nominating Committee considers the following factors:

•	the appropriate size and the diversity of the Company’s Board of Directors;

•	the needs of the Board with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in the industry in which the Company operates, business, finance, management or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;

•	age and legal and regulatory requirements;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation.

Minimum Qualification of Directors

The Governance/Nominating Committee believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with the Company’s business and industry, having high moral character and mature judgment, and being able to work collegially with others. The Governance/Nominating Committee may modify these minimum qualifications from time to time.

Shareholder Nomination of Directors

A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Secretary of the Company at the address below. Notice of a recommendation must include:

with respect to the shareholder:

•	name, address, the class and number of shares such shareholder owns;

with respect to the nominee:

•	name, age, business address, residence address,

•	current principal occupation,

•	five year employment history with employer names and a description of the employer’s business,

•	the number of shares beneficially owned by the nominee,

•	whether such nominee can read and understand basic financial statements, and

•	Board membership, if any.

The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Governance/Nominating Committee and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

AUDIT COMMITTEE REPORT

The Board of Directors maintains an Audit Committee comprised of three of the Company’s independent directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4350(d), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(A)(15).

In accordance with its written charter adopted by the Board of Directors (set forth in Appendix B to this proxy statement for the Company’s 2004 Annual Meeting), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements for the year ended December 31, 2003, with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(3)	reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report (Form 10-K) for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:

Bruce A. Richard (Chair)

Denver Kaufman

Richard W. Perkins

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

Compensation Committee’s Responsibility.    The Compensation Committee of the Board of Directors is currently composed of independent directors Messrs. Perkins, (Chairman of the Committee), Richard and Kaufman. Mr. Kaufman recently replaced Mr. H. Spell who is not considered to be independent. Mr. Richard was Vice Chairman of the Board during 2003. The Committee is responsible for developing and making recommendations to the Board with respect to compensation of the executive officers of the Company.

Compensation Philosophy.    The Company has designed its compensation programs to reward performance and to attract, retain and motivate employees at all levels of the organization. Generally, base pay is set at competitive levels within the appropriate labor market. Additional opportunities exist for all employees to earn significant amounts of additional compensation based upon the performance of the Company.

Executive compensation is comprised of base salaries, annual EBITDA performance bonuses described below if earned, and long-term incentive compensation in the form of restricted stock grants and stock option awards. The Company previously extended loans to executives so they may purchase Company stock, and executives participate in various benefits, in which all eligible employees of the Company participate. No new loans have been issued since 2001. In addition, special cash bonuses or stock options related to non-recurring, extraordinary performance may be awarded from time to time.

Base Salary.    Base salaries for executive officers are reviewed by the Committee or the Board on an annual basis. Each year the Committee or the Board assesses the executive employee’s level of responsibility, overall job performance and accomplishments, and experience, and then reviews comparable market data to determine appropriate salary increases. Recommendations for salary increases are made to the full Board for its approval.

Annual Incentives.    The Company has an EBITDA (earnings before interest, taxes, depreciation and amortization) Performance Bonus Plan (the “Performance Bonus Plan”). Under this plan, each executive’s position corresponds to a grade for which a year-end EBITDA goal and target bonus amount are established by the Board. Several positions may be assigned to the same grade within the Performance Bonus Plan. Target bonus amounts for the executive employees range from 25% to 66% of base salaries. Executives may earn a bonus of up to one and one-half times the amount of the target bonus, depending upon the Company’s actual performance relative to its EBITDA goal. In the event that the EBITDA goal is not reached, the bonus awarded is less than the target bonus and, depending upon performance, no bonus may be awarded.

Long-Term Incentives.    The Company may grant executive employees long-term awards, including stock options pursuant to the Company’s 1997 Stock Option Plan, and restricted stock awards. Prior to the change in the law, loans for the purchase of the Company’s common stock were included in long-term awards. Each of the Company’s current executive employees has been granted stock options and shares of restricted stock, and has also received loans for the purchase of Company stock prior to the enactment of the Sarbanes-Oxley Act. The Company believes that these types of long-term incentives serve to closely align the goals and motivation of management with those of other shareholders and to provide key personnel with a long-term capital accumulation opportunity.

Other Compensation Plans.    The Company has adopted certain broad-based employee benefit plans in which all employees, including the named executives, are permitted to participate on the same terms and conditions relating to eligibility and generally subject to the same limitation on the amounts that may be contributed or the benefits payable under those plans. The Company maintains a plan qualified under I.R.C. Section 401(k), and the Company made aggregate contributions to this plan of $0.6 million for fiscal 2003. Additionally, the Company maintains a non-qualified Deferred Compensation Plan for executive employees and middle managers, and a Top Hat Plan for executive employees. Participating employees may defer additional amounts of salary and bonuses under these plans.

Chief Executive Officer Compensation.    William H. Spell served as the Company’s Chief Executive Officer until January 2, 2004. The Chief Executive Officer’s compensation is evaluated annually based on several factors, including the Company’s achievement of targeted EBITDA goals. The Company’s President, Jerry Dukes, succeeded Mr. W. Spell in being charged with maximizing the Company’s cash flow, as well as executing the corporate growth strategy, through both internal growth and growth by acquisition.

The Board of Directors believes the Company’s executive compensation policies and programs serve the interests of the Company and its shareholders.

Members of the Compensation Committee:

Richard W. Perkins (Chair)

Bruce A. Richard

Denver Kaufman

Summary Compensation Table

The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during the last three fiscal years to the Chief Executive Officer and the four other highest paid executive officers of the Company whose salary and bonus for fiscal 2003 exceeded $100,000:

						Long-Term Compensation
	Annual Compensation					Awards			Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)		Restricted Stock Award(s) ($)(2)		Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
William H. Spell, Former Chief Executive Officer and President PWPipe	2003 2002 2001	273,312 212,160 212,002	0 88,984 0	48,508 0 0	(9)	60,600 0 81,086	(8)	0 0 11,250	0 0 0	32,558 17,458 17,260	(3)

Larry I. Fleming, Former President PWPoly	2003 2002 2001	278,281 272,087 258,686	0 48,733 0	0 0 0		0 0 81,086	(8)	0 0 16,250	0 0 0	6,573 18,984 17,277	(4)

John R. Cobb, Exec. Vice President— Operations	2003 2002 2001	211,279 196,841 190,705	0 56,205 0	0 0 0		0 0 64,869	(8)	0 0 9,000	0 0 0	6,000 12,378 5,100	(5)

Roger R. Robb, Former Exec. Vice President and former Chief Financial Officer	2003 2002 2001	235,143 216,207 189,953	0 68,205 0	0 0 0		0 0 64,869	(8)	0 0 9,000	0 0 0	7,146 17,772 14,061	(6)

N. Michael Stickel, Exec. Vice President— Sales & Marketing	2003 2002 2001	212,139 200,043 173,115	0 31,149 0	0 0 0		33,600 0 187,500	(8)	4,000 0 85,000	0 0 0	6,924 16,458 3,001	(7)

(1)	Does not include car allowances or personal use of Company car, group life insurance or other personal benefits, the aggregate amount of which was less than 10% of the individual’s listed compensation.
(2)	Dividends, if declared by the Company, will be paid on the shares. Aggregate shares of restricted stock held by the named executive officers at December 31, 2003 and the value of such shares on that date (based on a closing stock price of $4.40 per share) are as follows: Mr. Spell held 61,250 shares valued at $269,500; Mr. Fleming held 56,250 shares valued at $247,500; Mr. Cobb and Mr. Robb each held 46,000 shares valued at $202,400; and Mr. Stickel held 33,000 shares valued at $145,200.
(3)	Amount includes Company contributions for the benefit of William Spell to the 401(k) plan $5,099 and nonqualified pension plan $3,459; and payments on insurance policy for the benefit of William Spell of $24,000.
(4)	Amount includes Company contributions for the benefit of Mr. Fleming to the 401(k) plan $5,955 and nonqualified pension plan $618.
(5)	Amount includes Company contributions for the benefit of Mr. Cobb to the 401(k) plan $6,000.
(6)	Amount includes Company contributions for the benefit of Mr. Robb to the 401(k) plan $5,799 and nonqualified pension plan $1,347.
(7)	Amount includes Company contributions for the benefit of Mr. Stickel to the 401(k) plan $5,696 and nonqualified pension plan $1,228.
(8)	Amount of restricted stock award was valued on Oct. 17, 2001, prior to shareholder approval, and was revalued on May 2, 2002 upon shareholder approval at the low trading price of $6.11.
(9)	Tax payments related to an insurance policy for the benefit of William Spell.

Option/SAR Grants During 2003 Fiscal Year

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options/SARs Granted (#)		Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Name						5% ($)	10% ($)
William H. Spell	—		—	—	—	—	—
Larry I. Fleming	—		—	—	—	—	—
John R. Cobb	—		—	—	—	—	—
Roger R. Robb	—		—	—	—	—	—
N. Michael Stickel	4,000	(1)	2.4%	4.51	March 6, 2013	29,385	46,741

(1)	Option was granted on March 6, 2003 and vests at a rate of 20% per year starting March 6, 2004.

Aggregated Option/SAR Exercises in 2003 Fiscal Year and Fiscal Year End Option Values

The following table sets forth information as to individual exercises of options, number of options and value of options at December 31, 2003 with respect to the named executive officers:

Name	Shares Acquired On Exercise	Value Realized	Number of Unexercised Securities Underlying Options/SARs at FY-End(#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End($)(1) Exercisable/ Unexercisable
William H. Spell	60,000	$155,250	134,750 / 6,500	364,049 / 7,700
Larry I. Fleming	—	—	62,750 / 21,000	57,449 / 18,050
John R. Cobb	—	—	55,400 / 16,100	52,079 / 15,970
Roger R. Robb	—	—	55,400 / 16,100	48,479 / 15,070
N. Michael Stickel	—	—	34,800 / 54,200	— / —

(1)	Based on the difference between the closing price of the Company’s Common Stock as reported by Nasdaq at fiscal year end and the option exercise price.

Employment Agreements

The Company had an employment agreement with William H. Spell, who was the Chief Executive Officer of the Company. On January 2, 2004, Mr. Spell resigned as Chief Executive Office and his employment agreement terminated upon his resignation.

Jerry A. Dukes, who became the new President of the Company on October 1, 2003, receives an annual base salary of not less than $270,000. Along with his base salary, he can receive an annual bonus under the Performance Bonus Plan, which varies annually, depending upon the amount of the target bonus. Mr. Dukes could receive up to 71.25% of his base salary if the Company meets certain operating profit levels. If Mr. Dukes’ employment is terminated for any reason other than for cause, his base salary would continue for a period of not less than 9 months.

The Company had an employment agreement with Larry I. Fleming, who was President of PWPoly. On April 30, 2004, Mr. Fleming resigned as President of PWPoly. Such employment agreement had a confidentiality provision, a one year noncompetition clause and provides for a severance payment equal to Mr. Fleming’s base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

The Company has an employment agreement with John R. Cobb, Executive Vice President of the Company, for a term ending December 31, 2004 which renews automatically for successive one-year terms. Under such contract, Mr. Cobb will receive an annual base salary of not less than $170,000. Along with his base salary, he can receive an annual bonus under the Performance Bonus Plan which varies annually, depending upon the amount of the target bonus. Currently, Mr. Cobb could receive up to 50% of his base salary if the Company meets certain operating profit levels. Such employment agreement has a confidentiality provision, a one year noncompetition clause and provides for a severance payment equal to Mr. Cobb’s base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

The Company had an employment agreement with Roger R. Robb, former Chief Financial Officer of the Company, for a term ending December 31, 2004. On October 1, 2003, Mr. Robb resigned as Chief Financial Officer and left employment on January 15, 2004. Such employment agreement had a confidentiality provision, a one year noncompetition clause and provided for a severance payment equal to Mr. Robb’s base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

Scott M. Long, who became the new Chief Financial Officer on October 1, 2003, receives an annual base salary of not less than $222,000. Along with his base salary, he can receive an annual bonus under the Performance Bonus Plan, which varies annually, depending upon the amount of the target bonus. Mr. Long could receive up to 60% of his base salary if the Company meets certain operating profit levels. If Mr. Long’s employment is terminated for any reason other than for cause, his base salary would continue for a period of not less than 9 months.

The Company has an employment agreement with N. Michael Stickel, Executive Vice President of the Company, for a term ending February 11, 2004, which renews automatically for successive one-year terms. Under such contract, Mr. Stickel will receive an annual base salary of not less than $210,000. Along with his base salary, he can receive an annual bonus under the Performance Bonus Plan which varies annually, depending upon the amount of the target bonus. Currently, Mr. Stickel could receive up to 50% of his base salary if the Company meets certain operating profit levels. Such employment agreement has a confidentiality provision, a one year noncompetition clause and provides for a severance payment equal to Mr. Stickel’s base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

Compensation of Directors

In 2003, Messrs. H. Spell, Chairman of the Board, and Richard, Vice Chairman of the Board, were each compensated at the rate of $2,782 per month (except for January for which they were compensated at a rate of $2,600) for their services in such capacities. Messrs. H. Spell and Richard each received director fees in the total amount of $33,202 for fiscal 2003. They were also compensated for their roles as Director Consultants at the rate of $3,125 per month. Messrs. Richard Perkins and Denver Kaufman were compensated at the rate of $1,947 per month (except for January for which they were compensated at a rate of $1,820) for their roles as directors. Compensation to directors consisted of payments to Mr. Perkins and Mr. Kaufman in the amount of $23,237 each.

Certain Relationships and Related Transactions

Management Fee.    On April 5, 2004, PWPoly paid an annual management fee of $125,000 to Spell Capital Partners, LLC for strategic planning services and assistance with financing and general business advice to PWPoly Corp. William H. Spell and Harry W. Spell are both members of Spell Capital Partners, LLC.

Commencing in January 2004, PW Eagle, Inc. pays a monthly management fee of $52,000 to Spell Capital Partners, LLC for strategic planning services and assistance with financing and general business advice to PW Eagle, Inc. William H. Spell and Harry W. Spell are both members of Spell Capital Partners, LLC.

Commencing in October 2003, PWPoly Corp. (“PWPoly”) provided management services to WL Plastics for an annual fee of $100,000. In 2004, PWPoly transferred the management agreement to Spell Capital Partners, LLC, of which William H. Spell and Harry W. Spell are both members. Currently, Spell Capital Partners, LLC provides management services to WL Plastics for the same annual fee of $100,000. PWPoly owns approximately 23% of WL Plastics.

Office Sharing.    During 2003, the Company had an office sharing arrangement with Spell Capital Partners, LLC pursuant to which the Company paid $17,750 per month for space and administrative support. William H. Spell and Harry W. Spell are both members of Spell Capital Partners, LLC.

Loans to Purchase Stock.    In fiscal 1999 and 2001, the Company sold stock to its directors and executive officers and accepted full recourse Promissory Notes in payment of all or a portion of the consideration for such stock. The Company believes that each member of its management team should have a significant stake in the Company’s financial performance. By having a meaningful amount of equity at risk, management’s interests are closely aligned with those of the Company’s shareholders. These Notes bear interest at the rate the Company is paying to the senior secured lender on its revolving credit facility, currently 4.25% per annum. Loans in excess of $60,000 have been made to the following persons:

Name and Title	Highest Amount Outstanding During Fiscal 2003	Amount Outstanding as of October 6, 2004
William H. Spell, Co-Chairman of the Board; former CEO	$115,488	$0	(1)
Larry I. Fleming, former President PWPoly	98,547	0	(2)
Harry W. Spell, Co-Chairman of the Board	92,301	0	(3)
Bruce A. Richard, Vice Chairman of the Board	92,301	0	(3)
Richard W. Perkins, Director	46,375	46,375	(5)
John R. Cobb, Executive Vice President—Operations	86,953	86,953	(5)
Roger R. Robb, former Executive Vice President and former Chief Financial Officer	89,447	0
Dobson West, Corporate Secretary	86,953	0	(4)
N. Michael Stickel, Executive Vice President—Sales & Marketing	78,094	78,094	(6)

(1)	Outstanding balance of $115,488 forgiven in connection with termination of employment agreement.
(2)	Outstanding balance of $98,547 forgiven in connection with termination on April 30, 2004.
(3)	Outstanding balance of $92,301 forgiven in connection with termination of consulting agreement.
(4)	Outstanding balance of $86,953 forgiven in connection with termination of employment agreement.
(5)	Due and payable in full November 30, 2004.
(6)	Due and payable in full February 28, 2006.

Stock Performance Chart

The following chart compares the cumulative total shareholder return on the Company’s Common Stock with the S&P SmallCap 600 Index and an index of peer companies selected by the Company (the “Peer Group Index”). The comparison assumes $100 was invested on December 31, 1998 in the Company’s Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

Indexed Returns

Years Ending

Company Name/Index	Base Period Dec 98	Dec 99	Dec 00	Dec 01	Dec 02	Dec 03
PW Eagle	$100	$213	$394	$207	$225	$220
S&P SmallCap 600 Index	100	95	130	92	53	78
Peer Group	100	107	119	125	106	146

The Peer Group Index includes the following companies: Lamson and Sessions Co. and Royal Group Tech Ltd.

INDEPENDENT AUDITORS

General Information

PricewaterhouseCoopers LLP has acted as the Company’s independent auditors for the fiscal years ended December 31, 2002 and December 31, 2003, and has been selected by the Audit Committee and Board of Directors to serve as the Company’s independent auditors for fiscal 2004. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

The following fees were paid to PricewaterhouseCoopers LLP for fiscal years 2002 and 2003:

	FY 2002	FY 2003
Audit Fees	$344,019	$524,444
Audit-Related Fees	71,118	237,774
Tax Fees	103,180	59,750
All Other Fees	0	0
TOTALS	518,317	821,968

Audit fees are for professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in Forms 10-Q or services that are normally provided by the accountant in connection with regulatory filings with the Securities and Exchange Commission. Fiscal 2003 includes $161,000 of services provided in connection with the planned registration of PWPoly common stock and the filing of the Form 8-K for the ETI acquisition.

Audit-related fees are primarily for the assurance and related services performed by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements. For 2002 and 2003, this consists primarily of employee benefit plan audits and acquisition/disposition transaction assistance.

Tax fees are services provided in connection with tax compliance, tax advice and tax planning. For 2002 and 2003, this consists primarily of preparation of the Company’s federal and state tax returns and other compliance related matters.

Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent auditors or any other auditing or accounting firm.

During fiscal year 2003, the Audit Committee approved all audit and non-audit services provided to the Company by the Company’s independent auditor prior to management engaging the auditor for that purpose. The Committee’s current practice is to consider for pre-approval annually all audit and non-audit services proposed to be provided by the independent auditors. In making its recommendation to appoint PricewaterhouseCoopers as the Company’s independent auditor, the Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers is compatible with maintaining that firm’s independence and has determined that such services are compatible with maintaining PricewaterhouseCoopers LLP’s independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10 percent of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders (“Insiders”) are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to Insiders were complied with, except that Messrs. W. Spell, and West were late filing one Form 4 each reporting one transaction, and Messrs. Long and Dukes were late filing a Form 3 and one Form 4 each reporting one transaction.

SHAREHOLDER PROPOSALS

The proxy rules of the Securities and Exchange Commission permit shareholders of a Company, after timely notice to the Company, to present proposals for shareholder action in the Company’s proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules. The Company did not receive from its shareholders any proposals for action at the 2004 Annual Meeting. Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company on or before June 10, 2005 to be included in the Company’s proxy statement and related proxy for the 2005 Annual Meeting.

Also, if a shareholder proposal intended to be presented at the 2005 Annual Meeting but not included in the Company’s proxy statement and proxy is received by the Company after August 24, 2005, then management named in the Company’s proxy form for the 2005 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy materials. In 2005, the Company expects to return to the normal schedule of holding the Annual Meeting in the spring of 2005.

OTHER BUSINESS

Management knows of no other matters that will be presented at the 2004 Annual Meeting of Shareholders. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

ANNUAL REPORT TO SHAREHOLDERS

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2003 accompanies this notice of meeting and Proxy Statement. No portion of such Annual Report is incorporated herein or is considered to be proxy soliciting material.

FORM 10-K

The Company will furnish without charge to any shareholder, upon written request, a copy of the Company’s Annual Report (Form 10-K) for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission, including the financial statements contained in the Report. Shareholders may obtain a copy of the Company’s Annual Report (Form 10-K) and other periodic reports filed with the Securities and Exchange Commission on the Company’s Website at http://www.pweagleinc.com/. The Company will furnish any exhibit described in the list accompanying the Form 10-K upon the payment in advance of reasonable fees related to the Company’s furnishing such exhibit(s). Any such request should include a representation that the shareholder was the beneficial owner of shares of PW Eagle Common Stock on October 6, 2004, the record date for the 2004 Annual Meeting, and should be directed to: Investor Relations Manager, PW Eagle, Inc., 1550 Valley River Dr., Eugene, Oregon 97401.

By Order of the Board of Directors,

Jerry A. Dukes
President

APPENDIX A

CHARTER FOR THE

GOVERNANCE/NOMINATING COMMITTEE OF

THE BOARD OF DIRECTORS OF PW EAGLE, INC.

I. PURPOSE:

The Governance/Nominating Committee shall be responsible for matters relating to the governance of PW Eagle, Inc. (the “Company”), including the review and recommendation of candidates for the Company’s Board of Directors.

II. MEMBERSHIP:

The Governance/Nominating Committee will comprise two or more directors elected by the Board, each of whom shall be independent (as such term is defined by applicable laws and regulations or the Company’s corporate governance policies, if any).

The Chair of the Governance/Nominating Committee shall be elected by the Board or, if not elected by the Board, then by the majority of the members of the Committee. The Chair of the Governance/Nominating Committee shall conduct the Committee meetings as well as represent the Committee at meetings of the Company’s Board.

III. RESPONSIBILITIES:

•	Developing, reviewing and revising as appropriate, for adoption by the Board, principles of corporate governance by which the Company and the Board shall be governed.

•	Developing, reviewing and revising as appropriate, for adoption by the Board, the Code of Ethics and Business Conduct by which the Company and its directors, officers, employees and agents will be governed; provided, that the Audit Committee exercises these tasks with regard to the Code as it relates to the Company’s financial reporting process and internal control system.

•	Developing and recommending to the Board policies and processes designed to provide for effective and efficient governance, including but not limited to: policies for evaluation of the Board and the chairperson, shareholder director communications, and director attendance at annual meetings; election and reelection of Board members; and succession planning for the Chief Executive Officer, the Board chairperson and other Board leaders.

•	Annually reviewing the composition of the Board focusing on the governance and business needs and requirements of the Company, and reporting to the Board regarding suggested changes in Board composition that will guide the Committee in the selection, recruitment and recommendation of directors.

•	Meeting as necessary to consider the nomination and screening of Board member candidates, evaluate the performance of the Board and its members, as well as termination of membership of Board members in accordance with corporate policy, for cause or other appropriate reasons.

•	Overseeing organization, membership and evaluation of Board committees and committee members.

•	Reviewing and making recommendations regarding shareholder proposals that related to corporate governance.

•	Establishing Board member selection criteria, minimum qualifications for directors, and meeting as necessary to consider the nomination and screening of Board member candidates and to evaluate the performance of the Board and its members.

A-1

•	Evaluating the performance of Board members eligible for reelection; addressing performance issues as needed; and recommending the reelection of Board members who are performing effectively and continue to provide a competency needed on the Board.

•	Review director nominees proposed by shareholders and recommend the director nominees for the annual meeting of shareholders.

IV. AUTHORITY:

The Governance/Nominating Committee shall have the authority, as and when it shall determine to be necessary or appropriate to the functions of the Governance/Nominating Committee,

(i) at the expense of the Company and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company), employ one or more recruiting firms to assist in the identification and recruitment of director candidates and other advisors to assist it in connection with its functions; and

(ii) to request from the Chief Executive Officer, the Chief Financial Officer, and such other members of the Company’s management as the Committee shall deem appropriate, advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

V. MEETINGS/MINUTES:

The Governance/Nominating Committee will maintain written minutes of its meetings. Such minutes shall be made available to the members of the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI. COOPERATION OF MANAGEMENT:

All members of management of the Company are requested to cooperate with the Governance/Nominating Committee, and to render assistance to it as it shall request in carrying out its functions.

A-2

APPENDIX B

AUDIT COMMITTEE CHARTER OF PW EAGLE, INC.

Committee Purpose

The Board of Directors is the ultimate corporate governance body of PW Eagle, Inc. (“Company”). As such, the Board is charged with monitoring and reviewing all material aspects of the Company’s operations. To assist the Board in performing its oversight role, and to help the Board meet its fiduciary duties to the shareholders of the Company, the Board has created an audit committee (“Committee”). For its part, the Committee is charged with the active and regular performance of the Board’s supervision of the Company’s internal control systems, its external and internal audit process, and its external and internal financial reporting process.

The Committee’s role includes a particular focus on the qualitative aspects of financial reporting and the adequacy of internal controls. Accordingly, one of the Committee’s main functions will be to coordinate and control the Company’s process for periodically reviewing and assessing internal procedures affecting these areas. Such internal procedures include, but are not limited to, those designed to identify, manage, monitor, and ultimately account for business transactions and risks arising from the Company’s operating and non-operating activities.

Committee Membership

The Committee shall consist of at least three and no more than five directors each of whom shall be independent as such standard is set forth under the federal securities laws, rules and regulations as well as Nasdaq listing standards, as may be amended from time to time.

Committee members shall have (1) knowledge of the primary industries in which the Company operates; (2) the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, statement of cashflow, and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes, at the time of their appointment. At least one member must be literate in business and financial reporting and control and have past employment experience in finance or accounting or other comparable experience or background and be an “audit committee financial expert” as such term is defined under federal securities laws, as may be amended from time to time.

Structure

The Committee members shall be appointed by the Board of Directors, in accordance with the preceding member requirements. Each appointment shall be for one year term, until the next annual organizational meeting of the board, or until their successors are duly elected and qualified, but the Board may remove Committee members at any time by Board action.

The Committee shall elect a chairperson annually. The chairperson shall create the agenda for Committee meetings and otherwise preside over Committee meetings. It is expected that the chairperson will ask for management and key Committee advisors (e.g., Company legal counsel and Company external auditors) to participate in Committee meetings as appropriate.

Meetings

The Committee shall meet at least four times annually (ideally, once within 45 days from the end of each fiscal quarter). Additional meetings shall be scheduled as considered necessary by the Committee chairperson. As part of its job to foster open communication, the Committee should meet at least annually with management and the director of the internal auditing department in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent auditors and management quarterly to review the Company’s financials consistent with its responsibilities and duties as set forth in this Charter. Minutes of all meetings shall be recorded and maintained.

Reporting to the Board

The Committee chairperson shall report to the Board at the Board meeting following each Committee meeting. Summaries of Committee meeting minutes, separately identifying all unusually significant items, shall be made available to the Board at least one week prior to the subsequent Board of Directors meeting.

Quorum

A majority of the appointed Committee members shall constitute a quorum and shall be able to conduct the Committee’s business.

Committee Expectations and Information Needs

The Committee shall communicate Committee expectations regarding the nature, timing, and extent of Committee information needs to management and external parties including external auditors. At a minimum, summary written materials, including quarterly financial statements with variance analyses (i.e., comparisons to both budget and prior period actual results) and key performance trends and indicators shall be received from management and external auditors at least one week prior to scheduled meetings. Meeting conduct will assume Committee members have reviewed written materials in sufficient depth to participate in Committee and/or Board dialogue.

Duties and Responsibilities

In accordance with the Committee’s purpose, it shall have the following duties and responsibilities:

Documents/Reports Review

•	Review and update this Charter periodically, at least annually, as conditions dictate.

•	Review the Company’s annual financial statements and any reports or other financial information or estimates submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent auditors.

•	Review the regular internal reports to management prepared by the internal auditing department and management’s response to such reports.

•	Review with financial management and the independent auditors any 10-Q or 10-K prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Auditors

•	Appoint, compensate and oversee the Company’s independent auditors. The Company’s independent auditors shall report directly to the Committee. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the accountants’ independence.

•	Review the performance of the independent auditors and discharge the independent auditors when circumstances warrant.

•	Periodically consult with the independent auditors out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company’s financial statements.

•	Prior to approval by the Board, pre-approve all audit services and permissible non-audit services to be performed by the Company’s independent auditors. Neither the Committee nor the Board shall approve, and the Company’s independent auditors shall not provide to the Company, non-audit services as prohibited by the SEC regulations if such services are to be provided contemporaneously while serving as independent auditors of the Company.

Audit Committee Report

•	Prepare an annual Audit Committee Report to be presented to the Board. The Audit Committee Report shall include, at a minimum, the following representations:

(1)	that the Committee has reviewed and discussed the audited financial statements with management;

(2)	that the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

(3)	that the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditor the independent auditor’s independence;

(4)	that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission; and

(5)	that the individual Committee members, and the Committee in the aggregate, complies with the Committee independence requirements set forth in applicable regulations.

•	The Audit Committee Report may include other information that the Committee deems appropriate. The Committee will prepare the Audit Committee Report with the understanding that its representations will in used by the Board and the Company to comply with Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A as those regulations affect the Company.

Risk Management

•	Review activities, organizational structure and qualifications of the internal audit department.

•	Ensure that the internal auditing department periodically reports (as deemed necessary) directly to the Committee. The Committee shall meet with key members of the internal auditing department at least annually, without management or others present, to discuss the adequacy of the internal audit function and results of such internal audit reviews.

•	Inquire of management, internal auditors and external auditors about the adequacy of the Company’s internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company’s internal control procedures.

•	Meet periodically with those members of management responsible for Company risk assessment and risk management to understand and evaluate the Company’s risk assessment and risk management efforts.

•	Instruct the internal and external auditors, the Chief Executive Officer and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee’s purpose, require its special attention.

Financial Reporting Processes

•	In consultation with the independent auditors and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

•	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, management or the internal auditing department.

•	Consider the adequacy of the financial and accounting staff.

Process Improvement

•	Establish regular and separate systems of reporting to the Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

•	Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information or any significant disagreement among these groups in connection with the preparation of the financial statements.

•	Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

•	Review periodically the Company’s Code of Ethics and Code of Ethics and Business Conduct and management’s enforcement of the Codes as they relate to the Company’s financial reporting process and internal control system.

•	Annually determine if such Codes are accomplishing the stated purposes.

•	Ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•	Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Related-Party Transactions

•	Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

Authority

The Committee has authority to:

•	Appoint, discharge and authorize compensation of the Company’s independent auditors.

•	Conduct such studies, analyses, and evaluations necessary to perform the duties and fulfill the responsibilities assigned to it by the Board.

•	Have full and independent access to Company personnel and to interview such personnel.

•	Have full and independent access to Company financial and other information.

•	At the expense of the Company, to retain and compensate such consultants and advisors, as it determines necessary to assist it with its functions.

•	To request from the Chief Executive Officer, the Chief Financial Officer and such other members of Company management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

Management Cooperation

Management of the Company is requested to cooperate with the Committee, and to render assistance to the Committee as it shall request in carrying out its functions.

PW EAGLE, INC.

ANNUAL MEETING OF SHAREHOLDERS

October 26, 2004 9:00 a.m. Pacific Daylight Time

Valley River Inn 1000 Valley River Way Eugene, Oregon

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PW Eagle, Inc.

1550 Valley River Dr., Eugene, Oregon 97401 proxy

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William H. Spell and Bruce A. Richard, and each of them acting alone, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of PW Eagle, Inc. (the “Company”) registered in the name of the undersigned, at the Company’s 2004 Annual Meeting of Shareholders to be held at the Valley River Inn, 1000 Valley River Way, Eugene, Oregon, at 9:00 a.m., Pacific Daylight Time, on Tuesday, October 26, 2004, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously granted with respect to the Meeting.

See reverse for voting instructions.

PLEASE DETACH HERE

2. Elect two Class II Directors: 01 Bruce A. Richard

02 William H. Spell

☐ Vote FOR all nominees (except as marked) ☐ WITHHOLD AUTHORITY to vote for nominees listed to the left

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

Address Change? Mark Box ☐ Indicate changes below:

Dated:________________________, 2004

Signature(s) in Box

PLEASE DETACH HERE

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1. Set the number of directors at five: For Against Abstain

2. Elect two Class II Directors: Bruce A. Richard FOR WITHHOLD AUTHORITY to vote for nominees William H. Spell FOR listed to the left

3. At their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS MANAGEMENT RECOMMENDS.

Address Change? Mark Box Indicate changes below: Dated:            , 2004

Signature(s) in Box

(PLEASE DATE AND SIGN name(s) exactly as shown on your stock certificate. Executors, administrators, trustees, guardians, etc., should indicate capacity when signing.

For stock held in Joint Tenancy, each joint owner should sign.